INDEX TO PRO FORMA FINANCIAL DATA

Pro Forma Financial Data

Pro Forma Consolidated Finacial Statement of Operations for the
Nine Months Ended September 30, 2001 (Unaudited)

Pro Forma Consolidated Statement of Operations for the Year
Ended December 31, 2000 (Unaudited)

Notes to Unaudited Pro Forma Statement of Operations


PRO FORMA FINANCIAL DATA

     Set forth below are two sets of pro forma financial information and related notes. The first set presents pro forma financial information for the acquisition by Contact Sports, Inc, a New York Corporation ("Contact"). Contact, a newly formed, wholly-owned subsidiary of Alfa International Corp., acquired 100% of the outstanding, common stock of Contact Sports, Inc, an unrelated New Jersey Corporation, on September 25, 2001(the "Acquisition"). This set includes an unaudited pro forma consolidated statement of operations of Alfa International Corp. for the nine months ended September 30, 2001 giving effect to the Acquisition as if it had occurred January 1, 2000 (see
Note 1 of Notes to Unaudited Pro Forma Statement of Operations).

     The second set includes an unaudited pro forma consolidated statement of operations of Alfa International Corp. for the year ended December 31, 2000, giving effect to the Acquisition consummated on September 25, 2001 as if it had occurred on January 1, 2000.

     This pro forma financial information is based on the estimates and assumptions set forth herein and in the notes thereto and has been prepared utilizing the financial statements and notes thereto appearing elsewhere herein.

The following unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of (i) the results of operations of Alfa International Corp. that actually would have occurred had the Acquisition been consummated on the date indicated or (ii) the results of operations of Alfa International Corp. that may occur or be obtained in the future. The following information is
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qualified in its entirety by reference to and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Alfa International Corp.'s financial statements, including notes thereto, and the other historical financial information appearing elsewhere herein.







































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
                            ALFA INTERNATIONAL CORP.
                      PRO FORMA STATEMENT OF OPERATIONS
                     NINE MONTHS ENDED SEPTEMBER 30, 2001
                                  (unaidited)
                                                Contact
                                              Spoorts, Inc.
                                             A New Jersey
                              Historical      Corporation     Adjustments     Pro Forma
                              ----------      -----------     -----------     ----------
REVENUES:
   Net Sales                   $ 19,435        $   27,456      $    -          $ 46,891
   Interest Income               13,094             -               -            13,094
   Royalty Income                10,000             -               -            10,000
                               --------         -----------     ----------     ---------
                                 42,529            27,456           -            69,985
                               --------         -----------     ----------     ---------
COSTS AND EXPENSES:
   Cost of Sales                 11,082            30,037           -            41,119
   Selling, general and
     Administrative             247,905           156,345           -           404,250
                                -------         -----------      ----------    ---------
                                258,987           186,382           -           445,369
                                -------         -----------      ----------    ---------
NET LOSS                      $(216,458)        $(158,926)      $   -         $(375,384)
                              ==========        ==========      ===========   ==========
WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING            8,986,505             -              638,095    9,624,600
                              =========         ==========      ===========   ==========
BASIC AND DILUTED LOSS
 PER SHARE                    $   (.02)                                        $   (.04)
                             ==========                                       ==========
See the accompanying notes to the pro forma financial statements
                            ALFA INTERNATIONAL CORP.
                      PRO FORMA STATEMENT OF OPERATIONS
                        YEAR ENDED DECEMBER 31, 2000
                                  (unaidited)
                                                Contact
                                              Spoorts, Inc.
                                             A New Jersey
                              Historical      Corporation     Adjustments     Pro Forma
                              ----------      -----------     -----------     ----------
REVENUES:
   Net Sales                   $164,027        $    -          $    -          $164,027
   Other Income                  14,688             -               -            14,688
                               --------         -----------     ----------     ---------
                                178,715             -               -           178,715
                               --------         -----------     ----------     ---------
COSTS AND EXPENSES:
   Cost of Sales                 98,560             -               -            98,560
   Selling, general and
     Administrative             416,232            58,364           -           474,596
                                -------         -----------      ----------    ---------
                                514,792            58,364           -           573,156
                                -------         -----------      ----------    ---------
NET LOSS                      $(336,077)        $ (58,364)      $   -          $(394,441)
                              ==========        ==========      ===========    ==========
WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING            7,951,535             -              650,000      8,601,535
                              =========         ==========      ===========    ==========
BASIC AND DILUTED LOSS
 PER SHARE                    $    (.04)                                       $   (.05)
                             ==========                                        ==========
See the accompanying notes to the pro forma financial statements

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ALFA INTERNATIONAL CORP.

NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

NOTE 1  -  ACQUISITION:

     On September 25, 2001, Contact Sports, Inc, a New York Corporation, ("Contact") a newly formed wholly-owned subsidiary of Alfa International Corp., completed the acquisition of Contact Sports, Inc., an unrelated New Jersey Corporation for 650,000 shares of the registrant's common stock with a fair market value of $39,000, $26,000 in cash and a note payable for $50,000. The acquisition was accounted for under the purchase method of accounting. Under the purchase method of accounting, the results of operations of an acquired entity are included in Alfa International Corp.'s historical financial statements from its acquisition date. Acquired assets and assumed liabilities have been recorded based on their fair market value as of the date of acquisition.

NOTE 2  -  PRESENTATION AND PRO FORMA ADJUSTMENTS:

     The unaudited pro forma condensed statements of operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 presented above have been prepared as if the Acquisition had been consummated as of January 1, 2000. No pro forma adjustments have been made.

NOTE 3  -  PURCHASE PRICE:

     The purchase price of the Acquisition was $115,000. An estimated allocation of the purchase price is as follows:

Accounts Receivable                    $   2,000
Inventory                                126,000
Accounts payable and accrued expenses    (13,000)
                                        ---------
                                         115,000

NOTE 4  -  INCOME TAXES:

     Income tax benefit as a result of the pro forma losses are offset by a 100% valuation allowance.

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NOTE 5  -  NET LOSS PER SHARE:

     Pro forma net loss per share is calculated by treating all shares of Common Stock issued by the registrant for the Acquisition as outstanding for the entire year.

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